Other Comprehensive Income (Loss) (Details 3) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Other Comprehensive Income Loss Net Of Tax	$ (60,518)	$ (6,525)	$ (292,969)
(Gains) and losses on cash flow hedges
Interest rate Contracts	28,111	23,779	5,946
foreign exchange contracts Costs of Revenue	(3,251)	(5,414)	(4,262)
foreign exchange contracts Interest income expense	589	582
Total before tax	(2,917)	5,072	(104,130)
Tax expense or benefit	(1,346)	21,171	(41,825)
Net of tax	(1,571)	(16,099)	(62,305)
Amortization of defined benefit pension items:
Actuarial (gains)/losses	(25,418)	(18,334)	(8,737)
Total before tax	(39,571)	121,512	90,643
Tax expense or benefit	17,828	(42,159)	(34,930)
Total reclassification for the period	$ (33,749)	$ (25,124)	$ (6,283)